

Investor Presentation

February 19, 2015

COVER-ALL

Majesco

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this communication regarding the proposed merger of Cover-All with and into Majesco, including any statements regarding the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products, and any other statements regarding Majesco's and Cover-All's future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as "may", "believe," "anticipate," "could", "should," "intend," "plan," "will," "aim(s)," "can," "would," "expect(s)," "estimate(s)," "project(s)," "forecast(s)", "positioned," "approximately," "potential," "goal," "pro forma," "strategy," "outlook" and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed or implied in this communication. These statements are based on management's current expectations and/or beliefs and assumptions that management considers reasonable, which assumptions may or may not prove correct.

Among the key factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements are the following: (i) the expected timeframe for completing the merger described herein (the "Merger") and the transactions contemplated thereby; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement described herein (the "Merger Agreement"); (iii) the risk that one or more of the conditions to closing of the Merger may not be satisfied, including, without limitation, the effectiveness of the registration statement to be filed with the SEC, the approval of the Merger by Cover-All's stockholders, the consummation of the reorganization of Majesco or regulatory approvals necessary for such reorganization or the listing of the combined company's common stock on the NYSE MKT; (iv) the risk of disruptions to current plans and operations, increased operating costs and the potential difficulties in maintaining customer, supplier, employee, operational and strategic relationships as a result of the announcement and consummation of the Merger or otherwise; (v) adverse results in any legal proceedings that may be instituted against Cover-All, Majesco, their respective affiliates or others following announcement of the Merger Agreement and transactions contemplated thereby; (vi) the risk that unexpected costs will be incurred in connection with the Merger; (vii) the risk that the projected value creation and efficiencies from the Merger will not be realized, or will not be realized within the anticipated time period; (viii) Majesco's ability to promptly, efficiently and effectively integrate Cover-All's operations into those of the combined company; (ix) the lack of a public market for shares of Majesco's common stock and the possibility that a market for such shares may not develop; (x) working capital needs; (xi) continued compliance with government regulations; (xii) labor practices; (xiii) the combined company's ability to achieve increased market acceptance for its product and service offerings and penetrate new markets; and (xiv) the possibility that Cover-All or Majesco may be adversely affected by other economic, business and/or competitive factors, including rapidly changing customer preferences and trends.

Additional information concerning these and other factors can be found in Cover-All's filings with the SEC, including Cover-All's most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in the Registration Statement on Form S-4 filed by Majesco in connection with the proposed transaction. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Majesco and Cover-All are under no obligation to, and expressly disclaim any obligation to, update or alter any forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise, except as required by applicable law.

Any annualized, pro forma or estimated numbers contained in this communication are used for illustrative purposes only and are not necessarily indicative of the financial condition or results of operations of future periods or the financial condition or results of operations that actually would have been realized had the entities been combined during the periods presented.

A registration statement related to the proposed transaction has filed with the SEC. The registration statement on Form S-4 has not yet become effective. The securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. Investors are urged to read the registration statement and other relevant documents filed with the SEC when they become available.

ADDITIONAL INFORMATION AND WHERE YOU CAN FIND IT

In connection with the proposed transaction between Cover-All and Majesco, Cover-All and Majesco have filed and intend to continue to file relevant materials with the SEC, including a Registration Statement on Form S-4 that includes a preliminary proxy statement of Cover-All and also constitutes a preliminary prospectus of Majesco. A definitive proxy statement/prospectus will be mailed to Cover-All's stockholders when the registration statement has become effective. Majesco and Cover-All will each also file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT COVER-ALL, MAJESCO AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus (when they become available) and other documents filed with the SEC (when they become available) by Majesco or Cover-All through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Cover-All will be available free of charge on Cover-All's website at http://www.cover-all.com/ or by contacting Ann Massey, Chief Financial Officer, Cover-All Technologies Inc., at 412 Mt. Kemble Avenue, Suite 110C, Morristown, New Jersey 07960 or by e-mail at amassey@cover-all.com. Copies of documents filed with the SEC by Majesco will also be available free of charge on Majesco's website at http://www.Majesco.com/ or by contacting Attn.: Lori Stanley, General Counsel, Majesco, 5 Penn Plaza, 14th Floor, New York, NY 10001 or by e-mail at lori.stanley@majesco.com.

PARTICIPANTS IN SOLICITATION

This communication is not a solicitation of a proxy from any investor or security holder. However, Cover-All, Majesco, their respective directors and certain of their respective executive officers may be deemed participants in the solicitation of proxies in connection with the proposed transaction under the rules of the SEC. INFORMATION REGARDING THE PARTICIPANTS IN THE PROXY SOLICITATIONS, INCLUDING COVER-ALL'S AND MAJESCO'S DIRECTORS AND EXECUTIVE OFFICERS, AND A MORE COMPLETE DESCRIPTION OF THEIR DIRECT AND INDIRECT INTERESTS IN THE PROPOSED TRANSACTION, BY SECURITY HOLDINGS OR OTHERWISE, WILL BE CONTAINED IN THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT MATERIALS FILED BY COVER-ALL AND MAJESCO WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION. These documents can be obtained free of charge from the respective sources indicated above.

NON-SOLICITATION

This communication does not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities of Majesco or Cover-All, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the "Securities Act"), or as otherwise permitted under the Securities Act or the rules promulgated thereunder. This communication does not constitute the solicitation of any vote or approval.

Merger Transaction Overview

Manish Shah
President and CEO, Cover-All Technologies

COVER-ALL

Majesco

Overview of Proposed Transaction

Building a world class insurance software, consulting and services company

- **Stock-for-stock transaction between Cover-All and Majesco**
- **Cover-All shareholders to own 16.5% of new public company, Majesco[1]**
  - Valuation methods used by BVA Group, an independent firm providing fairness opinion concluded the merger is fair to Cover-All shareholders
- **Cover-All shareholders to participate in future growth and merger synergies**
- **Expected to be Tax free to Cover-All shareholders**

[1] Fully diluted basis

Unique & Compelling Opportunity for Cover-All and Majesco Shareholders

Transaction Builds Shareholder Value

Combination expected to yield significant benefits

Unique opportunity to create a world-class software, consulting and services company exclusively focused on global insurance

- Combined capabilities and scale to claim global share in all tiers of global P&C and Life insurance marketplace, especially in the fast growing US market

Majesco extends the benefits of scale and innovation and brings personal lines and billing solutions to Cover-All customers

- And Cover-All brings commercial lines policy and business intelligence solutions to Majesco customers

Differentiated offerings and scale improves competitiveness

- Modern and proven insurance software, cloud offerings, consulting, services and scale of over 2,000 insurance and technology professionals, positions the combined entity as an attractive vendor

Capabilities Alignment with "Once In a Generation" Market Opportunity

Financially Attractive and Strategically Beneficial Transaction

Significant opportunities for immediate and long term value creation

- **Each Cover-All share exchanged for ~0.215 shares of Majesco based on 1 for 6 reverse split at Majesco**
- **The combined company pro forma revenue is $106 million[1]**

Transaction Valuation	Guideline Company Method[2]	Based on GWRE Valuation[3]
Price / Sales	2.1x	10.4x
Implied MJCO Market Cap	$223 million	$1.1 billion
Implied COVR Market Cap	$36.8 million	$182.8 million
Implied COVR Share Price	$1.31	$6.50

Valuation Drivers

- Strong revenue foundation
- Positioned as top three vendor
- Opportunities to compete for most deals
- Expected to grow rapidly and substantially by outperforming the industry

[1] Unaudited pro forma condensed combined financial information FY 2014 – refer to footnotes on slide 14
[2] Based on higher side of the range for 2014 revenue multiple suggested by an independent firm, BVA Group
[3] As of February 17, 2015

Attractive financial opportunity

Follow up Communications

Look forward to staying in touch with shareholders

- **Majesco filed S-4 today**
- **Investors can reach out to Cover-All and Majesco's management for clarifications**

  To schedule, contact Cover-All's IR firm:
  SM Berger & Company
  216-464-6400
  andrew@smberger.com

- **Additional access and investor events prior to listing of new Majesco**

Majesco – Exciting Growth Opportunity

Ketan Mehta
Founder, President and CEO, Majesco

COVER-ALL

Majesco

Agenda – Our Opportunity, Our Vision and Strategy

- Majesco overview – who we are and what we do
- Market opportunity
- How we are well positioned to leverage market opportunities
- Our growth strategy and investment plans

Restructuring of Majesco – Consolidating Global Insurance Business Under Separate Public Entity

- Clear focus on insurance vertical
- Ability to invest according to the needs of the insurance sector
- Synergy of clients, offering and talent across all international operations
- Financial flexibility
- Clear story for investors

Majesco Overview

Majesco enables transformation of insurance business globally by providing technology solutions encompassing software products, consulting and services

Developed insurance business through four acquisitions and subsequent integration and organic growth

- Invested over $100 million in acquisitions and R&D over last seven years
- Acquired business of Agile Technologies in January 2015

Robust business credentials

- $86 million revenue[1], Over 1,800 insurance professionals
- Global footprint with presence in six countries – US, Canada, UK, Malaysia, Thailand and India

Market success and recognition

- Won five new customer contracts in calendar year 2014
- Positioned as a leader in Gartner's Magic Quadrant for P&C Policy Management Modules

[1] Unaudited pro forma condensed combined financial information for FY 2014 Excluding Cover-All – refer to footnotes on slide 14

Revenue Diversification

Revenues by Line of Business


6%
18%
76%
P&C
Life & Annuity
Misc.

Revenues by Nature of Business


6%
11%
83%
Product Based
Insurance services
Misc.

Revenues by Geography


8%
8%
84%
North America
UK
APAC

Recurring vs. Non-Recurring


18%
18%
8%
56%
Recurring – Contractual
Recurring – Customary
Recurring – Cloud
Non recurring

* Majesco Revenue splits based on nine months period ending December 31, 2014 (Excluding Agile)

Trending to insurance pure play revenue

Unaudited Pro Forma Condensed Combined Financial Information (FY 2014)

In USD Millions	Majesco[1]	Agile	Cover-All	Pro Forma Adjustments[2]	Pro Forma Combined
Revenue	**76.8**	**10.5**	**20.5**	**-1.6**	**106.1**
Gross Margin	**31.3**	**3.8**	**9.4**	**-0.8**	**43.7**
Gross Margin %	40.7%	36.4%	46.0%		41.1%
EBITDA before R&D	**12.4**	**0.8**	**3.7**	**-0.2**	**16.6**
EBITDA before R&D %	16.1%	7.6%	18.0%		15.7%
Research & Development	**10.5**	**0.0**	**1.1**	**0.0**	**11.6**
Research & Development %	13.7%	0.0%	5.5%		10.9%
EBITDA[3] after R&D	**1.8**	**0.8**	**2.6**	**1.7**	**6.9**
EBITDA after R&D %	2.4%	7.6%	12.5%		6.5%
Cash and Cash Equivalents	**3.7**	**0.5**	**4.6**	**-1.2**	**7.6**
Debt	**0.0**	**0.0**	**0.3**	**3.0**	**3.3**
Working Capital	**5.1**	**1.0**	**1.1**	**4.2**	**3.0**

[1] Majesco annualized amounts for the year ended December 31, 2014 are derived from the unaudited historical operations of Majesco for the nine months ended December 31, 2014

[2] The pro forma adjustment includes elimination of the portion of Agile business not taken over

[3] For reconciliation of US GAAP Net Income Before Tax to EBITDA, a Non-GAAP metric, refer appendix (slide no 31)

Market Opportunities for the Combined Company - Majesco

Poised to Become a Dominant Insurance Technology Solutions Provider

- Insurance technology is a large and vibrant market that values **long term partner relationships** predicated on **software quality, performance and delivery success**

- Majesco is well positioned to take advantage of this opportunity, as a **global insurance technology provider** of core, innovative software and services – and most importantly, brings to the table, the ability to offer our customers a number of ways to begin the business transformation process

- Our growth strategy is backed by **aggressive investment plans** to enhance our product and people capabilities

Insurance – Once in a Generation Transformation Opportunity

Global Insurance IT Spend for External Software and Services: $68 billion[1]

Operational
- Improve internal efficiencies and reduce spend by consolidating and replacing dated legacy platforms currently unable to adapt to changing market dynamics

Data
- Transform the abundance of customer data into actionable analytics to driving profitability, growth and strategy

Markets
- Enable new products, new channels and business models with modern technology platforms increasing speed to market and business performance

Customer Experience
- Need for carriers to significantly improve consumer and agent experience to keep pace with evolving customer expectations

[1] Source: Celent IT Spending in Insurance for 2015: A Global Perspective, April 2014

Market Trend for Vendor Consolidation Enhances Opportunity for Majesco

- **Strong preference towards "suite" offerings**
  - One vendor offering Policy, Billing, Claims across all lines of business

- **Size and scale is becoming increasingly critical to insurers**

- **Ability to offer cloud, data and digital services gives an additional edge**

Majesco is Well Suited to Leverage Growth Opportunities

- **Strong momentum**
  - Our core mid market P&C business has grown by 23% CAGR for last two years
  - Rapid growth of customer acquisition with a base of over 150 customers[1]
- **Comprehensive and well-regarded "suite" offerings**
- **Experienced leadership team**

[1] Includes Cover-All customers

Rapid Growth in Customer Acquisition

Nine out of the top 25 US P&C insurance carriers are Majesco customers


2005
3
Customers
2007
10+
Customers
2008
35+
Customers
2013
80+
Customers
2015
150+
Customers[1]

[1] Includes Cover-All customers

Comprehensive Portfolio Offering Boosted by Cover-All and Agile

Consulting Services
- IT Strategy
- Digital Strategy
- Transformational Services

Digital Assets
- Portals
- Social Media
- Mobile Apps

Core Insurance Systems
- Life and Annuity
  Individual Life, Group Life ,Annuity
- Property and Casualty
  Personal Line, Commercial Line, Workers Compensation
- Rating
- Policy
- Billing
- Claims
- Re-Insurance
- Distribution

Content Services
- Bureau Content Services

Data Services
- Reporting
- Warehouse
- Analytics
- Business Intelligence

Orange arrow: Area of impact from acquisition of Agile Technologies' insurance business

Green arrow: Area of impact from Cover-All merger

Industry Validation of Technology Expertise

- Majesco Positioned as a **Leader** in Gartner's First Magic Quadrant for P&C Insurance Policy Management Module along with Guidewire and Accenture

  - Gartner, December 2014

- Majesco – Winner of the Xcelent Technology award for **Advanced Technology** in P&C Policy administration systems in North America

  - Celent, November 2013

- Majesco is an **industry leader** in product configuration with the first to market ERC implementation

  - SMA, Karen Furtado, SMA Partner – October 2014

A Seasoned Management Team With Deep Insurance Industry Experience



Arun Maheshwari
Chairman

- Ex-board member of DuckCreek Technologies
- Ex-Head of CSC India



Ed Ossie
COO

- Ex-President, Innovation Group
- Ex-Director, Corum Technologies



Chad Hersh
EVP

- Ex-Managing Director, Novarica's Insurance Practice
- Ex-Senior Analyst, Celent



Prateek Kumar
EVP - Sales and account management

- 12 years of experience in insurance technology



Ketan Mehta
Founder & CEO

- Integrated 4 acquisitions and executed insurance focus strategy



Manish Shah
EVP[1]

- CEO of Cover-All Technologies
- Over 15 years of insurance technology experience



Bill Freitag
EVP - Consulting

- Founder of Agile Technologies, insurance focused consulting company



Farid Kazani
CFO

- Deep experience in strategic technology mergers & acquisitions

[1] Will assume the role of EVP post merger

Majesco's Focus – Growth, Growth and Growth

- **P&C business ready to scale. Last two years' CAGR of 23% in P&C mid-market**
  - Offerings for all size of customers and all lines of business
  - More "suite" opportunities
- **Cross-selling opportunity - over 150+ clients[1]**
- **Growth in Life & Annuity and insurance services**
- **Strong growth opportunities in Data, Cloud and Content Services**
- **Leverage Consulting services with strong "pull-through" IT Services revenues**
- **International consolidation and expansion opportunities**

[1] Includes Cover-All customers

We Will Grow By

1. Continuing aggressive investments in R&D and people to build world class platform and professional services capabilities
2. Continuing to acquire companies with synergistic assets and capabilities
3. Further developing partner ecosystem of complementary capabilities

Growth Plans

- Focus on market penetration reflected through **order book growth** i.e. the deals we close
- Establish integration synergies improving **revenue growth**
- **Profitability growth** as we build scale

Thank You

COVER-ALL

Majesco

Appendix

COVER-ALL Majesco

Proposed Merger Timelines



DEC – 14
JAN -15
FEB - 15
MAR - 15
APR – 15
MAY – 15
JUNE – 15
JULY – 15
SIGNING OF MERGER AGREEMENT
S-4 FILING / REVIEW
S-4 EFFECTIVENESS
MM REORGANIZATION
INDIA HIGH COURT APPROVALS
COVR SHAREHOLDER PROXY VOTE
COVR SHAREHOLDER APPROVAL
NYSE MKT APPROVAL OF MAJESCO LISTING
COMMENCEMENT OF TRADING OF MAJESCO ON NYSE MKT

This timeline is only indicative and subject to variation on account of process uncertainties

Majesco Merged – Legal Entity Structure


Majesco (US)
Vector US (100%)
Majesco Software & Solutions – US (100%)
Majesco Canada (100%)
Majesco Malaysia (100%)
Cover-All Systems (100%)
Majesco UK (100%)
Majesco Software & Solutions India (100%)
Majesco Thailand* (100%)

* Pending name change to Majesco

Upon NYSE MKT approval and the closing of the merger, Majesco intends to be publicly traded

Reconciliation of US GAAP Net Income Before tax to EBITDA, Non GAAP metric (FY2014)

In USD Millions	Majesco[1]	Agile	Cover-All	Pro Forma Adjustments[2]	Pro Forma Combined
Net Income / (Loss) before taxes	**(0.3)**	**0.8**	**0.4**	**1.3**	**2.2**
Add:					
Depreciation & Amortization	2.1	0.0	1.8	0.4	4.3
R & D expenses	10.5	-	1.1	-	11.6
Interest expense	0.1	0.0	0.4	0.0	0.5
EBITDA before R & D expenses	**12.4**	**0.8**	**3.7**	**1.7**	**18.6**
EBITDA after R & D expenses	**1.9**	**0.8**	**2.6**	**1.7**	**6.9**

[1] Majesco annualized amounts for the year ended December 31, 2014 are derived from the unaudited historical operations of Majesco for the nine months ended December 31, 2014

[2] The pro forma adjustment includes elimination of the portion of Agile business not taken over